BLACKROCK LARGE CAP SERIES FUNDS, INC.
BlackRock Large Cap Core Plus Fund

Supplement dated June 6, 2011 to the Prospectus and Statement of Additional Information,
each dated January 28, 2011

The section entitled “Management of the Funds — BlackRock” in the Prospectus of BlackRock Large Cap Core Plus Fund (“Core Plus Fund”) and the section entitled “Management and Advisory Arrangements” in Core Plus Fund’s Statement of Additional Information are amended to revise the disclosure of Core Plus Fund’s management fee rate as follows:

Effective June 1, 2011, BlackRock receives as compensation for its services to Core Plus Fund a maximum annual management fee (as a percentage of average daily net assets) calculated as follows:

Rate of Management Fee
Average Daily Net Assets

First $1 billion	1.20%
$1 billion – $3 billion	1.13%
$3 billion – $5 billion	1.08%
$5 billion – $10 billion	1.04%
In excess of $10 billion	1.02%

Shareholders should retain this Supplement for future reference.

Code: PR&SAI-19076-0611SUP